Exhibit 99.2

1 1 First Quarter 2026 Supplemental April 28, 2026

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions and our financial and business performance and prospects, including sales, earnings, special (gains) and charges, raw material costs, margins, pricing, currency translation, productivity, investments, acquisitions and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including international trade policies, geopolitical instability and the escalation of armed conflicts; our increasing reliance on artificial intelligence technologies in our products, services and operations; information technology infrastructure failures or breaches in data security; difficulty in procuring raw materials or fluctuations in raw material costs; our ability to successfully execute organizational change and management transitions; the occurrence of severe public health outbreaks not limited to COVID-19; our ability to acquire complementary businesses and to effectively integrate such businesses; our ability to execute key business initiatives; our ability to successfully compete with respect to value, innovation and customer support; the costs and effect of complying with laws and regulations; the occurrence of litigation or claims, including class action lawsuits; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Accelerated sales growth, double-digit EPS growth

Reported diluted EPS $1.52; adjusted diluted EPS $1.70, +13%

- Ecolab delivered another strong quarter of double-digit EPS growth.
- Performance was driven by accelerated sales growth and solid operating income margin expansion.

Reported sales +10%; organic growth +4% with strong pricing and improved volume growth

- Performance led by growth engines, which collectively accelerated, delivering low double-digit growth.
- Core performance was also strong as growth in Institutional & Specialty improved; Food & Beverage continued to deliver strong growth.
- Collectively, the headwind from Paper and Heavy Water sales stabilized, driven by good new business wins.

Continued OI margin expansion, confident in delivering a 20% margin by 2027

- Reported OI +12%, Adjusted OI +15%.
- Reported OI margin 15.3%. Adj. OI margin increased 70 bps to 16.7%.
- Remain confident in expanding OI margins beyond 20%.

Confident in delivering 12-15% adj. EPS growth in 2026, driven by accelerating organic sales growth

- 2026 adj. EPS: $8.43 to $8.63, +12% to 15%, excluding the impact from the pending CoolIT Systems acquisition. Ecolab expects to quickly offset rising commodity costs through accelerating pricing, robust new business wins, and improved productivity.
- 2Q 2026 adj. EPS: $2.02 to $2.12, +7% to 12%. This range reflects a short transition period as benefits from the energy surcharge progressively build to offset higher commodity costs.

ECOLAB®

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1Q overview



Sales

- **Accelerated growth with reported sales +10%; organic sales +4%**
  - Pricing +3%, supported by ongoing customer value delivery.
  - Volume +1%, accelerated growth driven by growth engines and good new business wins.
- **Organic growth accelerated**
  - Water +2%, strong double-digit growth in Global High-Tech and continued robust gains in Food & Beverage more than offset stabilizing Paper and Heavy Water sales.
  - Institutional & Specialty improved to +4%, growth in Institutional and Specialty both improved.
  - Pest Elimination +7%, with growth fueled by the One Ecolab enterprise growth strategy and Ecolab's new pest intelligence offering.
  - Life Sciences accelerated to +11%, led by bioprocessing, which doubled its sales during the quarter.



EPS

- **Reported diluted EPS $1.52**
- **Adjusted diluted EPS $1.70, +13%**
  - Strong performance was fueled by continued strong value pricing, accelerated volume growth and solid operating income margin expansion.

ECOLAB

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Expect 12-15% EPS growth and accelerating organic sales growth 2Q 2026 ▪ Ecolab expects second quarter 2026 adjusted diluted earnings per share in the $2.02 to $2.12 range, rising 7% to 12% compared with adjusted diluted earnings per share of $1.89 a year ago. This range reflects a short transition period as benefits from the energy surcharge progressively build to offset higher commodity costs. ▪ Long-term growth trends in water, hygiene, infection prevention, and digital technologies continue to fuel resilient demand for Ecolab’s innovative technologies and services. Strong momentum in Ecolab’s growth engines, which include Global High-Tech, Life Sciences, Pest Elimination and Ecolab Digital, is expected to continue to strengthen Ecolab’s overall performance. ▪ While the external environment remains dynamic, Ecolab’s team has demonstrated it can adjust quickly to deliver high performance in almost any environment. With this, Ecolab’s confidence in its performance trajectory remains strong. As the company exits the second quarter, it expects accelerating pricing to cover the dollar impact from higher commodity costs, with gross margin stabilizing in the second half of the year. With this, organic sales growth is expected to accelerate to the 6% to 7% range in the second half of the year. The company anticipates adjusted operating income margin to expand to approximately 19% in 2026, resulting in adjusted operating income growth of 14% to 16%. ▪ As a result, Ecolab continues to expect full year 2026 adjusted diluted earnings per share in the $8.43 to $8.63 range, rising 12% to 15% compared with adjusted diluted earnings per share of $7.53 in 2025. ▪ This outlook excludes the impact of the recently announced acquisition of CoolIT Systems, which is expected to close during the third quarter. 5

2026 guidance and long-term targets 6 2026 Guidance Reported sales growth +9% to 11% Organic sales growth 1H +4%, 2H +6% to 7% Adj. OI growth +14% to 16% Adj. OI margin 19%, +100 bps Adj. tax rate 20.5% to 21.5% Adj. EPS $8.43 to $8.63; +12% to 15% ORGANIC SALES GROWTH +5-7% OI MARGIN +100-150 BPS PER YEAR Long-Term Targets >20% ADJUSTED EPS GROWTH +12-15% 2026 guidance excludes the impact of the recently announced CoolIT Systems acquisition, which is expected to close in the third quarter of 2026

1Q 2026 sales growth detail 7 Amounts in the tables above do not necessarily sum due to rounding. Fixed Rate Organic % Change % Change Global Water Consolidated Food & Beverage 5% 5% Volume 1% Heavy Water -2% -2% Pricing 3% High-Tech 131% 25% Organic 4% Light Water 2% 2% Acq./Div. 3% Paper -2% -2% Fixed currency growth 6% Total Global Water 7% 2% Currency impact 4% Total 10% Global Institutional & Specialty Institutional 2% 2% Specialty 9% 9% Total Global Institutional & Specialty 4% 4% Global Pest Elimination 8% 7% Global Life Sciences 11% 11% % Change

All sales figures are organic unless otherwise noted 8 Global Water Segment Heavy Water Q2: Expect modestly lower sales as continued new business wins and strengthening pricing help to offset soft industry demand. Sales -2% ▪ As expected, sales were modestly lower as growth in downstream was offset by softer sales in basic industries. ▪ Downstream growth driven by improved performance across both refining and chemicals. ▪ Within basic industries, continued good growth in power, driven by new business wins and strengthening industry demand to support the power demand for AI, was more than offset by continued soft industry trends in primary metals. ▪ The impact of increasing water demand continues to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative circular water solutions, digital technologies, and service expertise deliver leading business outcomes and improved operational performance, while significantly reducing water and energy consumption. Sales +5% Food & Beverage Q2: Anticipate good sales growth as continued pricing and new business wins outperform market demand. ▪ Organic sales growth continued to significantly outperform market trends driven by robust new business and value pricing. ▪ Growth was led by strong gains in beverage & brew, dairy, and food. ▪ We continue to benefit from our One Ecolab enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value through improved food safety, lower operating costs and water usage optimization.

Global Water Segment

Sales +25% | High-Tech



- Reported sales increased 131%, reflecting the acquisition of Ovivo Electronics. Very strong organic sales growth reflected robust and broad-based new business wins across microelectronics and data centers.
- Microelectronics: Accelerating double-digit growth was driven by strong new wins with leading semiconductor manufacturers. As next-gen semiconductor production increases water use intensity and complexity, Ecolab's solutions enable chipmakers to maximize production and quality through unique circular water management, ultrapure water technologies, and a global network of industry experts.
- Data Centers: Broad-based strength was driven by strong growth with hyperscaler and colocation customers around the world. Ecolab's cutting-edge, integrated cooling technologies improve performance and reliability, while reducing water and energy use. These mission critical needs continue to expand rapidly as AI workloads drive unprecedented demand for liquid-cooled infrastructure.

Q2: Expect continued very strong sales growth across both microelectronics and data centers.

Sales +2% | Light Water



- Growth in Light reflects accelerated performance in transportation and green energy and continued strong performance in pharmaceuticals.
- Solid new business wins outperformed stable end-market trends.
- Ecolab is growing with new customers due to its industry-leading water management solutions, digital intelligence, and global service expertise to optimize operating costs and reduce water and energy use.

Q2: Expect solid sales growth, driven by new business wins and strengthening pricing.

ECOLAB

All sales figures are organic unless otherwise noted

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10 Global Water Segment Sales -2% Paper Q2: Expect sales to continue to stabilize as good new business wins and strengthening pricing help to offset soft market demand. ▪ As expected, Paper’s performance improved sequentially driven by continued new business and stabilizing customer production rates. ▪ Performance in tissue and towel, packaging and graphic paper all improved sequentially, led by good new business wins. ▪ While soft production rates continue to impact demand, Ecolab’s strong new business wins are helping to mitigate these unfavorable market impacts. New business wins continue to be driven by innovation and our global service expertise, which help our customers improve their performance, optimize their costs, and reduce their water consumption. All sales figures are organic unless otherwise noted

Global Institutional & Specialty Segment

Sales +2% — Institutional



- As expected, sales growth improved, reflecting good growth in hospitality, which more than offset softer sales to hospitals.
  - Hospitality: Performance remained steady, driven by value pricing and attractive new business wins from our One Ecolab growth initiative, overcoming softer end market activity. We continue to see good demand for Ecolab's innovative products and service expertise that help customers improve performance, optimize labor, and reduce total costs.
  - Hospitals: As expected, modestly lower sales reflected continued low-margin business exits, partially offset by value pricing. Our new business efforts are focused on attractive long-term growth opportunities in the infection prevention and instrument reprocessing areas to drive profitable long-term growth.
- We remain focused on driving attractive long-term growth by capitalizing on One Ecolab growth opportunities and harnessing digital innovations like DishIQ, KitchenIQ, and AquaIQ. These efforts are delivering enhanced total customer value and generating attractive new business wins.

Q2: We expect continued good growth in hospitality, partially offset by modestly lower sales to hospitals.

Sales +9% — Specialty



- Specialty's sales growth accelerated, driven by robust new business wins and continued value pricing. This robust fundamental performance continued to significantly outperform market trends.
  - Quick Service: Continued strong growth reflected good new business and our ongoing product and digital innovation. Demand across the quick service industry for our leading food safety and labor and cost optimization technologies continues to be strong, which we are uniquely positioned to capture.
  - Food Retail: Continued strong sales growth reflects new business wins and value pricing, continuing to outperform market trends. Our strong new business wins continued to be fueled by our One Ecolab growth initiative and digital innovation. As a trusted food safety partner for retailers, we continue to expand our competitive differentiation by helping our customers protect their brand, improve customer experience, and optimize operational performance.

Q2: Expect strong sales growth driven by robust new business and pricing.

ECOLAB®

All sales figures are organic unless otherwise noted

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12 Global Pest Elimination Segment ▪ Strong organic growth was led by robust gains in restaurants, food retail, food & beverage, and healthcare. This strong and broad-based performance continues to benefit from our One Ecolab enterprise selling approach. ▪ To fuel continued, strong long-term growth and market share gains, our focus is on rapidly rolling out our digital pest intelligence program to provide customers with enhanced service and value. This leading digital offering, along with our high service levels, is expanding the total value delivered to customers, extending our competitive advantages, and enhancing our long-term growth opportunities. Q2: Expect continued strong growth, driven by new customer wins as we leverage One Ecolab and our investments in pest intelligence. All sales figures are organic unless otherwise noted Sales +7% Pest Elimination

13 Global Life Sciences Segment Q2: Expect continued strong growth driven by good new business momentum and progressively improving industry trends. ▪ Accelerated sales growth reflected good new business wins that leverage our innovation and investments in new capabilities and capacity. ▪ Continued double-digit growth in bioprocessing along with strong growth in pharmaceutical & personal care overcame temporary capacity constraints within the industrial water purification business. New capacity for the industrial water purification business is expected to come online in the second half of 2026. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across contamination control and purification technologies including bioprocessing to capitalize on this long-term growth opportunity. All sales figures are organic unless otherwise noted Sales +11% Life Sciences

Segment operating income performance

($ millions – fixed currency, unaudited)

Global Water	1Q 2026	1Q 2025	Change
Operating income	**$297.8**	$278.7	7%
Operating income margin	***14.6%***	*14.7%*	-10 bps
Organic operating income	**$277.4**	$278.7	0%
Organic operating income margin	***14.3%***	*14.7%*	-40 bps

- Organic operating income was stable as sales growth offset higher commodity costs and growth-oriented investments in the business.
- Global Water's underlying performance was strong when excluding Heavy Water and Paper, which together reduced organic operating income growth by upper-single digits.

Global Institutional & Specialty	1Q 2026	1Q 2025	Change
Operating income	**$347.5**	$308.4	13%
Operating income margin	***23.0%***	*21.2%*	180 bps
Organic operating income	**$347.5**	$308.4	13%
Organic operating income margin	***23.0%***	*21.2%*	180 bps

- Organic operating income increased 13%, as strong sales growth more than offset higher commodity costs.

Global Pest Elimination	1Q 2026	1Q 2025	Change
Operating income	**$51.7**	$47.7	8%
Operating income margin	***16.7%***	*16.6%*	10 bps
Organic operating income	**$52.3**	$47.7	10%
Organic operating income margin	***17.0%***	*16.6%*	40 bps

- Organic operating income increased 10% as strong sales growth and improved productivity more than offset growth-oriented investments, including pest intelligence.

Global Life Sciences	1Q 2026	1Q 2025	Change
Operating income	**$37.5**	$31.0	21%
Operating income margin	***18.7%***	*17.1%*	160 bps
Organic operating income	**$37.5**	$31.0	21%
Organic operating income margin	***18.7%***	*17.1%*	160 bps

- Organic operating income increased 21%, as strong sales growth and lower supply chain costs more than offset unfavorable mix and growth-oriented investments in the business.
- Life Sciences' current upper-teens organic operating income margin reflects strong underlying profitability and continued investments in breakthrough innovation, global capabilities, and capacity to unlock this very attractive, long-term growth opportunity.

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Consolidated margin performance ▪ Gross margin declined due to the impact of recent acquisitions. Underlying gross margin was stable as strong pricing was offset by higher commodity costs. ▪ SG&A to sales improved as good productivity gains and the favorable impact of recent acquisitions more than offset growth-oriented investments in the business. ▪ Operating margin expanded as accelerated sales growth and improved productivity more than offset higher commodity costs and growth-oriented investments in the business. Gross Margin SG&A Operating Margin 15 $ millions, unaudited 1Q 2026 1Q 2025 Change Gross profit $1,770.8 $1,634.8 8% Gross margin 43.6% 44.2% -60 bps Adjusted gross profit $1,782.1 $1,639.6 9% Adjusted gross margin 43.8% 44.4% -60 bps SG&A $1,102.4 $1,050.0 5% % of Sales 27.1% 28.4% -130 bps Reported operating income $622.0 $555.3 12% Reported operating income margin 15.3% 15.0% 30 bps Adjusted operating income $679.7 $589.6 15% Adjusted operating income margin 16.7% 16.0% 70 bps Organic operating income $664.9 $616.2 8% Organic operating income margin 16.8% 16.1% 70 bps

Balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as net income including non-controlling interest with the sum of provision for income taxes, net interest expense, depreciation and amortization added back. Adjusted EBITDA further adds back special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. 16 Summary Balance Sheet (millions, unaudited) 2026 2025 (millions, unaudited) 2026 2025 Cash and cash eq. $519.8 $1,162.6 Short-term debt $1,573.2 $614.2 Accounts receivable, net 3,280.2 2,857.1 Accounts payable 2,054.8 1,765.6 Inventories 1,572.0 1,547.2 Other current liabilities 2,467.7 2,229.4 Other current assets 670.7 514.2 Long-term debt 6,922.5 6,997.6 PP&E, net 4,397.2 3,775.8 Pension/Postretirement 547.6 590.2 Goodwill and intangibles 12,962.9 11,093.2 Other liabilities 1,442.8 1,265.7 Other assets 1,637.8 1,416.3 Total equity 10,032.0 8,903.7 Total assets $25,040.6 $22,366.4 Total liab. and equity $25,040.6 $22,366.4 Selected Cash Flow items (millions, unaudited) 2026 2025 (unaudited) 2026 2025 Cash from op. activities $445.9 $369.4 Total Debt/Total Capital 45.9% 46.1% Depreciation 180.5 161.2 Net Debt/Total Capital 44.3% 42.0% Amortization 82.6 74.9 Net Debt/EBITDA* 2.1 1.7 Capital expenditures 348.5 237.9 Net Debt/Adjusted EBITDA* 2.0 1.8 March 31 March 31 Three Months Ended Selected Balance Sheet measures March 31 March 31

Non-GAAP financial measures 17 (millions, except percent and per share) Net sales Reported GAAP net sales $4,066.1 $3,695.0 Effect of foreign currency translation (12.2) 128.1 Non-GAAP fixed currency sales 4,053.9 3,823.1 Effect of acquisitions and divestitures (96.6) - Non-GAAP organic sales $3,957.3 $3,823.1 Cost of sales Reported GAAP cost of sales $2,295.3 $2,060.2 Special (gains) and charges 11.3 4.8 Non-GAAP adjusted cost of sales $2,284.0 $2,055.4 Gross profit Reported GAAP gross profit $1,770.8 $1,634.8 Special (gains) and charges 11.3 4.8 Non-GAAP adjusted gross profit $1,782.1 $1,639.6 Gross margin Reported GAAP gross margin 43.6% 44.2 % Non-GAAP adjusted gross margin 43.8% 44.4 % First Quarter Ended March 31 2026 2025

Non-GAAP financial measures 18 (millions, except percent and per share) Operating income Reported GAAP operating income $622.0 $555.3 Special (gains) and charges at public currency rates 57.7 34.3 Non-GAAP adjusted operating income 679.7 589.6 Effect of foreign currency translation (3.4) 26.6 Non-GAAP adjusted fixed currency operating income 676.3 616.2 Effect of acquisitions and divestitures (11.4) - Non-GAAP organic operating income $664.9 $616.2 Operating income margin Reported GAAP operating income margin 15.3% 15.0 % Non-GAAP adjusted operating income margin 16.7% 16.0 % Non-GAAP organic operating income margin 16.8% 16.1 % Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $432.6 $402.5 Special (gains) and charges, after tax 45.5 25.1 Discrete tax net expense (benefit) 4.4 (0.5) Non-GAAP adjusted net income attributable to Ecolab $482.5 $427.1 First Quarter Ended March 31 2026 2025

Non-GAAP financial measures 19 Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $1.52 $1.41 Special (gains) and charges, after tax 0.16 0.09 Discrete tax net expense (benefit) 0.02 0.00 Non-GAAP adjusted diluted EPS $1.70 $1.50 Provision for Income Taxes Reported GAAP tax rate 21.8% 20.3 % Special gains and charges (0.1) 0.4 Discrete tax items (0.7) 0.1 Non-GAAP adjusted tax rate 21.0% 20.8% 2026 2025 First Quarter Ended March 31

Non-GAAP financial measures 20 (millions) EBITDA (trailing twelve months ended) Net income including non-controlling interest $2,123.4 $2,121.8 Provision for income taxes 472.6 500.5 Interest expense, net 255.5 269.2 Depreciation 691.9 639.1 Amortization 311.5 297.6 EBITDA $3,854.9 $3,828.2 Special (gains) and charges impacting EBITDA 186.0 (179.1) Impact of Ovivo Electronics on EBITDA 0.5 - Adjusted EBITDA $4,041.4 $3,649.1 First Quarter Ended March 31 2026 2025

Non-GAAP financial measures 21 (millions) Fixed Currency Impact of Acquisitions and Divestitures Organic Fixed Currency Impact of Acquisitions and Divestitures Organic Net Sales Global Water $2,035.2 ($95.0) $1,940.2 $1,899.5 $ - $1,899.5 Global Institutional & Specialty 1,507.7 - 1,507.7 1,454.8 - 1,454.8 Global Pest Elimination 310.1 (1.6) 308.5 287.4 - 287.4 Global Life Sciences 200.9 - 200.9 181.4 - 181.4 Subtotal at fixed currency rates 4,053.9 (96.6) 3,957.3 3,823.1 - 3,823.1 Currency impact 12.2 (128.1) Consolidated reported GAAP net sales $4,066.1 $3,695.0 Operating Income (loss) Global Water $297.8 ($20.4) $277.4 $278.7 $ - $278.7 Global Institutional & Specialty 347.5 - 347.5 308.4 - 308.4 Global Pest Elimination 51.7 0.6 52.3 47.7 - 47.7 Global Life Sciences 37.5 - 37.5 31.0 - 31.0 Corporate (58.2) 8.4 (49.8) (49.6) - (49.6) Subtotal at fixed currency rates 676.3 (11.4) 664.9 616.2 - 616.2 Special (gains) and charges at fixed currency rates 56.6 33.9 Reported OI at fixed currency rates 619.7 582.3 Currency impact 2.3 (27.0) Consolidated reported GAAP operating income $622.0 $555.3 First Quarter Ended March 31 2026 2025

22 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures may include: • fixed currency sales • organic sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • fixed currency operating income margin • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income • organic operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results. Non-GAAP financial information

23 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as net income including non-controlling interest with the sum of provision for income taxes, net interest expense, depreciation and amortization added back. Adjusted EBITDA further adds back special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this presentation are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2026. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco, Purolite and Ovivo Electronics transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges where applicable, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this presentation. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this presentation) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information. Non-GAAP financial information (cont.)